INCORPORATED UNDER THE
                           LAWS OF THE STATE OF TEXAS

        COMMON STOCK                                           COMMON STOCK
           NUMBER               PACKAGED ICE, INC.                SHARES
        [C         ]                                           [          ]

                                                              CUSIP 695148 10 6
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

This Certifies that

                                    SPECIMEN

is the record holder of

                      FULLY PAID AND NON-ASSESSABLE SHARES
          OF THE PAR VALUE OF ONE CENT ($0.01), OF THE COMMON STOCK OF

                               PACKAGED ICE, INC.

transferable on the books of the Corporation by the holder hereof in person, or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

/s/ SPECIMEN                 [PACKAGED ICE, INC.         /s/ SPECIMEN
    PRESIDENT               CORPORATE SEAL TEXAS]            SECRETARY

COUNTERSIGNED AND REGISTERED:
   AMERICAN STOCK TRANSFER & TRUST COMPANY
                     TRANSFER AGENT AND REGISTRAR

 BY
        AUTHORIZED SIGNATURE

                               PACKAGED ICE, INC.

      The Restated Articles of Incorporation of the Corporation, on file in the office of the Secretary of State of the State of Texas, (i) deny preemptive rights of shareholders to subscribe for or to acquire shares or other securities of any kind of the Corporation and (ii) contain a statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued and the authority of the Board of Directors to fix and determine the rights and preferences of each series of preferred stock relative to other such series.

      The Corporation will furnish without charge to the holder of this certificate who so requests a full statement of the powers, designations, preferences and relative, participating, optional of other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be made to the Secretary of the Corporation at its principal place of business or registered office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common             UNIF GIFT MIN ACT-__________ Custodian____________
     TEN ENT -- as tenants by the entireties                         (Cust)              (Minor)
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants                     under Uniform Gifts to Minors
                in common                                           Act__________________________
                                                                                (State)

    Additional abbreviations may also be used though not in the above list.

      For Value Received,_______________________________________________________
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated__________________________________

       NOTICE:

THE SIGNATURE(S) TO THIS            X___________________________________________
ASSIGNMENT MUST CORRES-                             (SIGNATURE)
POND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF            X___________________________________________
THE CERTIFICATE IN EVERY                            (SIGNATURE)
PARTICULAR WITHOUT ALTER-
ATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.
--------------------------------------------------------------------------------
SIGNATURE(S) GUARANTEED BY: